Reconfiguring Assets
For Geographic Diversity,
Optimal Returns and Improved
Service

2004 Analyst Conference

November 11-12, 2004

NUI Integration
Strategy

Eric Martinez

SVP, Engineering and Construction

2004 Analyst Conference

November 11-12, 2004

People

INTEGRATION

STRATEGY

Business Standardization

External

Strategy

External Strategy

Sales and Marketing

Media Relations

Governmental and Community

Regulatory/Performance Standards

AGLR September 2004/NUI August 2004

50%

70%

90%

AGLC

VNG

CGC

ETG

CGF

CSR Satisfaction Rating

FSR Satisfaction Rating

1st Call Resol/Overall

Customer Satisfaction Ratings

Commission Complaints

August 2004

0

25

50

75

100

125

AGLC

VNG

CGC

ETG

Systems and Applications

Contract Leverage

Organizational

Business Standardization

In Minutes

Atlanta Gas Light

Virginia Natural Gas

Elizabethtown Gas

Meter Reads

09

05

03

Turn Off

15

07

05

   Turn On

26

19

18

Time Is Money

16
14
12
10
8
6
4
2
0
Number of Orders
Atlanta Gas Light
Virginia Natural
Elizabethtown

Orders Per Day

People

Stay Inside

the Lines

High

Performing
Culture

Capacity Planning and
Rethinking Asset
Optionality

Suzanne Sitherwood, VP, Gas Operations

2004 Analyst Conference

November 11-12, 2004

AGLC Propane - Air Plant
VNG Propane - Air Plant
Pivotal Propane - Air Plant
Jefferson Island
Saltville Storage
Atlanta Gas Light Co
Chattanooga Gas Co
City Gas Co
Elizabethtown Gas
Elkton Gas
Virginia Gas
Virginia Natural Gas
Select US Pipelines*
Columbia Gulf
Cove Point Pipeline
Algonquin Gas Trans Co
ANR Pipeline Co
Columbia Gas Co
Dominion Resources
East Tennessee Natural Gas Co
Florida Gas Transmission Co
Patriot Pipeline
Southern Natural Gas Co
Southern Natural Gas Co (SGNG)
Tennessee Gas Pipeline Co
Texas Eastern Transmission Corp
Transcontinental Gas Pipeline Corp
VNG Joint Use Pipeline
Lake Michigan
Lake Erie
Cove Point LNG
VNG Propane
Pivotal Propane
Saltville
Chattanooga LNG
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island LNG
Valdosta Propane
Jefferson Island
Atlantic Ocean
Gulf of Mexico

Buying and
Building
Strategic
Assets…In a
Maze of
Pipes…And A
Plethora of
Storage
Options

Normalized Mcf per Ye
80
60
40
20
0
80
75
1980
1990
2001
2010
2020

Patterns in Residential Natural Gas Consumption, 1980-2001, American Gas Association, May 28, 2004

Natural Gas Use Per
Residential Customer

Throughput [10^3 Dth]
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
25%
20%
15%
10%
5%
0%
Load Factor
AGLC
VNG
CGC
Throughput
Load Factor

Throughput and Load Factor
Forecast for 2005 Calendar Year

Design Day Sendout [Dth]
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
AGLC
VNG
CGC
Design Day

Design Day Sendout for
Winter ‘04 – ‘05

Temp (F)
100
90
80
70
60
50
40
30
20
10
0
01/01/30
04/11/32
07/26/34
11/08/36
02/22/39
06/07/41
09/21/43
01/04/46
04/19/48
08/03/50
11/16/52
03/02/55
06/15/57
09/29/59
01/12/62
04/27/64
08/11/66
11/24/68
03/10/71
06/23/73
10/07/75
01/20/78
05/05/80
08/19/82
12/02/84
03/18/87
07/01/89
10/15/91
01/28/94
05/13/96
08/27/98
12/10/00
03/26/03

Historical Weather:
SCADA & NOAA

Is it mostly about weather?

UPC / HDD
0.10
0.09
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.00
-
5
10
15
20
25
30
35
40
45
50
(HDD)

Customer Behavior at
Extreme Temps

How cold is cold enough?

10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0

	Bundled Peaking	Cove Point	SNG FT	Transco FT
Demand Cost	$4,250,000	$8,610,000	$6,456,000	$7,580,880
100% Load Factor Rate	$8.50	$17.22	$0.35	$0.42

Annual Demand Costs
on 50k Dth

0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
[redacted]
0.33%
0.80%
Annual Growth
Winter Growth

Source: EIA

Compound Annual Growth Rate
of Gas Consumed
(Residential and Commercial Customers)

Since 1973, winter load
(Dec-Feb) is growing
more than twice as fast
as annual load.

Elba Island LNG
LNG Plant
AGLC Purchased
Southern Natural Gas Co
Transcontinental Gas Pipeline Corp
Macon Peaking Pipeline
Old Colonial Line
Limited Access Highway
Proposed AGLC Pool Groups
Atlanta
Augusta
Brunswick
Ex-Atl. SNG
Ex-Atl. Transco
Macon
Rome
Savannah
Valdosta
NORTH
Cherokee LNG
Riverdale LNG
Macon LNG
Elba Island LNG

ENHANCEMENTS

Infrastructure

SNG Facilities Purchase

Macon LNG Debottlenecking

Service/Flexibility

Elba Segmentation

Atlanta Pool Group

Beltline Operations

Thomaston

Ocmulgee

S. Atl #1

S. Atl #2

Marietta

Sewell Rd

Griffin

Austell #2

30 inch

20 inch

18 inch

16 inch

14 inch

12 inch

10 inch

Dallas #2

East Pt

Fulton

Hampton

Barnesville

Jackson

Forsyth

Smarr

Zebulon

West Ga

Thomaston

Transco Jonesboro

3rd Party meter

AGL meter

Proposed pipeline facilities

Proposed meter stations

New AGL meter stations

New S. Atl #3

New - Ocmulgee

New - Thomaston

New - N. Atl

Proposed SNG facilities for sale to AGL

Facilities To Be Purchased

VNG JUP Tap Station
LNG Facility
VNG Franchise Area
Select US Pipelines*
Dominion Resources
Columbia Gas Co
Transcontinental Gas Pipeline Corp
Cove Point Pipeline
VNG Joint Use Pipeline (JUP)
MARYLAND
Cove Point LNG
Potomac River
Fredericksburg
Chancellorsville
Ladysmith
Caroline County
Kings Dominion
Hanover #1
Chesapeake Bay
VIRGINIA
York LNG
James River
Chesapeake LNG

Cove
Point

DTI

JUP

TCO

Transco

Suffolk

South

North

Quantico

Existing Utility Upstream Portfolio

0

500,000

1,000,000

1,500,000

2,000,000

2,500,000

3,000,000

3,500,000

4,000,000

Peaking

938,000

120,000

128,215

119,745

1,765

-

1,307,725

Incremental Storage

449,449

-

-

116,779

1,101

-

567,329

Firm Transport

1,070,228

73,622

321,350

172,608

6,189

58,910

1,702,907

AGLC

CGC

VNG

ETG

EKT

CGF

Total

21%

Fixed Cost

Customer Cost Breakdown:
Can’t Be Complacent About Fixed Costs
Because Gas Prices Are High

TOTAL                                                                 $1085

COMMODITY AND SERVICE COST                $ 743

FIXED COST                                                              $ 342

$ per therm                                                          $1.23

Typical residential
bill of 880 therms
and 1.29 DDDC,
excludes applicable
riders and sales tax

21%

11%

62%

6%

Fixed Cost

Commodity
& Service

$1085

   $65

$  678

$  114

$  228

Pivotal Energy
Development

Dana Grams

SVP, Business Development

2004 Analyst Conference

November 11-12, 2004

2004 Results

04/14/04

Southern

Natural

Triangle

Purchase

(signing)

Macon

Peaking

Pipeline

Saltville

Storage

Acquisition

Through

NUI purchase

11/03

Propane

Plant

Application
Filed

02/04

Propane

Plant

Land
Purchased

04/04

Propane

Plant

Construction

Starts

Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep    Oct    Nov    Dec

Jefferson

Island Storage

And Hub

purchase

closes 10/1

12/04

Propane

Plant

Online

Lake Michigan
Lake Erie
Cove Point LNG
Chattanooga LNG
Riverdale LNG
Macon LNG
Elba Island LNG
Atlantic Ocean
Gulf of Mexico

Market
Area

Lake Charles

Pivotal

Propane

Saltville

JISH

Elkton

Chattanooga

Elizabethtown

Virginia Natural

City Gas

Atlanta Gas Light

Salt Dome Storage Primer

Salt domes

Formed from natural salt deposits

Push through overlying sedimentary layers
to form large dome-type structures

Salt caverns

Created using water to dissolve and
extract salt from the deposit, leaving a
large empty space in the formation
(leaching)

Well is drilled into the salt formation

Large amounts of water are cycled through

Saturated salt water, or brine, is then
cycled out of the well

The resulting cavern is essentially
impermeable

Total Atlantic Basin Imports
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
MMCFd
2003
2004
2005
2006
2007
2008
2009
2010
2011+
United States
Europe
Other (Caribean, Mexico, Canada)

New North American Gas Storage Requirements

Incremental Working Gas Capacity in EEA Base Case	2004-2008	2009-2020	Total
Western Canada	30 Bcf	40 Bcf	70 Bcf
Eastern Canada/Michigan	36 Bcf	74 Bcf	110 Bcf
Midwest	–	60 Bcf	60 Bcf
New York	10 Bcf	56 Bcf	66 Bcf
Pennsylvania / West Virginia	33 Bcf	90 Bcf	123 Bcf
Gulf Coast	72 Bcf	5 Bcf	77 Bcf
West Coast	21 Bcf	78 Bcf	99 Bcf
Other	10 Bcf	37 Bcf	47 Bcf
Total	212 Bcf	439 Bcf	651 Bcf

Source: Energy and Environmental Analysis Inc., *At the Crossroads: Crisis or Opportunity for Natural Gas*

Market Forecast - Gas Storage

LNG import growth
supports additional storage
requirements

Incremental natural gas
storage is needed in the
Gulf and East coast area

Expansion costs per unit of
capacity at existing facilities
are lower relative to green
field storage projects

Continued volatility

Higher prices

Decline in production

Greater peak demand

All Pipeline Interconnects
200 MMCF/D
Bi-Directional
Sea Robin
is Receipt Only
Louisiana Intrastate Gas (LIG) 10" & 16" Lines
Texas Gas 20" & 26" Youngsville-Franklin Lines
Columbia Gulf 20", 24" & 30" Venice-Rayne Lines
Tennessee 800 Lines 16" & 24"
Jefferson Island
Storage & Hub
720 MMCF/D Withdrawal
240 MMCF/D Injection
2 Caverns 9.4 BCF Total
Jefferson Island
Storage
Cavern
1
Cavern
2
SONAT
(Proposed)
Sea Robin 36" Line
Sea Robin Erath Station
Interconnects Southern
Natural, Gulf South,
Bridgeline, Sabine,
Columbia Gulf
Trunkline
(Proposed)
Gulf South 30" Line
NGPL Henry 30" Line
Texaco's Henry Hub
Interconnections are; Southern Natural,
NGPL, Texas Gas, Sabine Pipeline,
Acadian,
Gulf South, DOW Intrastate, Trunkline,

Jefferson Island Overview

History

Began operation in 1996 as
Equitable Resources
subsidiary

Purchased by AEP December
1998

Pivotal purchased facility for
$90.3MM including pad gas

Capacity and Interconnects

Working gas capacity is 6.9
bcf (2.5 bcf required pad gas)

10 inventory cycles per year
(720 MDth withdrawal/240
MDth injection)

Market areas

Production area/Industrial

Mid Continent

Mid Atlantic

Northeast

Southeast

Jefferson Island Details

Currently 100% subscribed, forecasted
subscription rate is 95%

Target customers

Potential expansion opportunities

$5MM compression addition to enhance service
turns from 10 to 12

Cavern expansion through solution mining

Additional cavern(s) 5.0 bcf working gas at cost
of approx. $20-25MM (excluding pad gas), 2
year development time

Want to understand specifics of operational
capacity before undertaking significant
investment

Withdrawal Capacity,
720 MDth/day

Injection Capacity, 240
MDth/day

Surface

Brine

Pad Gas

2.5 BCF

Working Gas

6.9 BCF

gas

brine

Pivotal Propane of Virginia

Technical Details

28.8mdth/day send out capacity

3.3MM gallons of propane storage

2005 Financial Details

10-year initial contract term

Rates allow capital recovery at 10.9% ROE

Cost-of-service based revenue model on
depreciated asset base

$27MM capital cost at completion

In service January ’05

Potential for expansion or other uses

Additional propane vaporization capacity

LNG storage tank

Cove Point LNG
VNG Propane
Pivotal Propane
Saltville
WEST VIRGINIA
KENTUCKY
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
Chattanooga LNG
Cherokee LNG

Saltville Overview

History

Site of commercial salt production since 1700’s

Only known bedded salt formation in Southern
Appalachian basin

Saltville LLC is jointly owned with Duke in 50/50
partnership

Salt cavern development began in 2001

Capacity

Phase 1 (Current Project)

1.9 bcf working gas capacity

200 MDth/d withdrawal

110 MDth/d injection

5.3 bcf working gas capacity by 06/07

550 MDth/d withdrawal

220 MDth/d injection

Phase 2 (Under Consideration)

Add 2 bcf working gas capacity

Total 7.3 bcf

Cap Rock

Salt

Shale &

Limestone

Well

Surface

=1500 Ft.

=4000 Ft.

EXISTING CAVERN AND WELLS SCHEMATIC CROSS-SECTION
NOT TO SCALE
HIGH PRESSURE BRINE WELLS
ELEV. ±2200'
ELEV. ±2150'
Cement
Insert @ 3421'
7-1/2" CSG. @ 3615'
Packer @ 3582'
9-5/8" CSG. @ 3418'
7-1/2" CSG. @ 3490'
Cavern Top @ 3584'
Cavern Floor @ 3644'
SALT
SALT
SALT
SALT
BRINE
BRINE
RUBBLE ZONE
4-1/2" Tubing @ 3919'

Saltville Details

Potential Expansions

Additional expansion beyond Phase 2
could create 7.3 bcf working capacity

Need to develop market

Presently facility is
100% subscribed

Existing customers
include CP&L,
PSNC, WGL, and
Sequent

$16MM Capex
estimated to
complete Phase 1

Cove Point

Pivotal Propane

Saltville

Jefferson Island

Elba Island

Corpus Christi

Hackberry

Sabine Pass

Freeport

AES

El Paso/FPL

Tractebel

Dauphine Island

    Likely LNG Import Sites

LNG Market Development